EXHIBIT 8(e)(7)

TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT

dated as of

November 14, 2012

among

the Borrowers party hereto,

the Banks party hereto,

The Bank of New York Mellon,

as Syndication Agent,

State Street Bank and Trust Company,

Citibank, N.A., and

HSBC Bank USA, N.A.,

Documentation Agents

and

JPMorgan Chase Bank, N.A.,

as Administrative Agent

Arranged by

J.P. Morgan Securities LLC,

as Sole Lead Arranger and Sole Bookrunner

related to the Credit Agreement dated as of November 16, 2011

THIS TERMINATION, REPLACEMENT AND RESTATEMENT AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this “TRR Agreement”), dated as of November 14, 2012 among certain borrowers set forth on the signature pages hereto (each, a “Borrower”), the various financial institutions parties to this TRR Agreement (collectively, the “Banks”), The Bank of New York Mellon, as syndication agent, State Street Bank and Trust Company, Citibank, N.A., and HSBC Bank USA, N.A., as documentation agents, and JPMorgan Chase Bank, N.A. as administrative agent (the “Administrative Agent”).

WHEREAS, certain of the Borrowers, certain of the Banks, the Administrative Agent and various other agents entered into a Credit Agreement dated as of November 16, 2011 (as such Credit Agreement has been and may be terminated, replaced and restated, amended, supplemented or otherwise modified from time to time, the “Original Credit Agreement”; terms defined in the Original Credit Agreement are, unless otherwise defined or the context otherwise requires, used herein as defined therein); and

WHEREAS, the Original Credit Agreement is to be terminated as provided herein, and the Banks and the Administrative Agent are willing, subject to the terms and conditions of this TRR Agreement, to replace the Original Credit Agreement with a new credit agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto agree as follows:

SECTION 1: TERMINATION, REPLACEMENT AND RESTATEMENT. Subject to the conditions set forth in Section 2 hereof:

1.1 The Original Credit Agreement, including all schedules and exhibits thereto, is hereby terminated, subject to applicable provisions set forth therein as to the survival of certain rights and obligations, and simultaneously replaced by a new credit agreement identical in form and substance to the Original Credit Agreement except as expressly set forth below (the “New Credit Agreement”).

1.2 The heading of the New Credit Agreement shall read as follows:

“THIS CREDIT AGREEMENT, dated as of November 14, 2012, is made by and among each of the investment companies, and to the extent any Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, each Delaware LLC, Trust or Maryland corporation on behalf of such Borrower, as are or may become party hereto listed on the signature pages hereto or hereafter added hereto, the various banks as are or may become party hereto (collectively, the “Banks”), The Bank of New York Mellon, as syndication agent, State Street Bank and Trust Company, Citibank, N.A., and HSBC Bank USA, N.A., as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent for the Banks.”

1.3 Definitions. Section 1.1 of the New Credit Agreement is hereby amended so that the following definitions are either added or, as applicable, amended and restated to read in their entirety as stated below:

“Effective Date” means November 14, 2012.

“Prospective Banks” has the meaning set forth in Section 2.18.

“Termination Date” means November 13, 2013, or such earlier date on which the Commitments shall terminate as provided herein, provided that the Termination Date (and each Bank’s Commitment to make Loans hereunder) may be extended in accordance with Section 2.6 hereof.

1.4 Section 2.1(b) of the New Credit Agreement is hereby amended by amending and restating the sixth sentence thereof to read in its entirety as follows:

Each Bank’s obligation to make such payments to the Administrative Agent for account of the Swing Line Lenders under this paragraph (b), and the Swing Line Lenders’ rights to receive the same, shall be absolute and unconditional and shall not be affected by any circumstance whatsoever, including, without limitation, the failure of any other Bank to make its payment under this paragraph (b), the financial condition of any Borrower, the existence of any Default or Event of Default, the failure of any of the conditions set forth in Article III to be satisfied (other than the condition set forth in Section 3.2(f)), or the termination of the Commitments.

1.5 Section 2.6(a) of the New Credit Agreement is hereby amended and restated to read in its entirety as follows:

(a) The Borrowers may, by notice to the Administrative Agent (which shall promptly deliver a copy to the Administrative Agent and each of the Banks) not earlier than 45 days and not later than 35 days prior to the Termination Date then in effect hereunder (the “Existing Termination Date”), request that the Banks extend the Termination Date for an additional 364 days from the Consent Date (as defined below). Each Bank, acting in its sole discretion, shall, by notice to the Borrowers and the Administrative Agent not earlier than 30 days prior to the Existing Termination Date and not later than the date that is 20 days prior to the Existing Termination Date (provided, if such date is not a Business Day, then such notice shall be given on the next succeeding Business Day) (the “Consent Date”), advise the Borrowers and the Administrative Agent whether or not such Bank agrees to such extension; provided that each Bank that determines not to extend the Termination Date (a “Non-Extending Bank”) shall notify the Administrative Agent (who shall notify the Borrowers) of such fact promptly after such determination (but in any event no later than the Consent Date) and any Bank that does not advise the Borrowers on or before the Consent Date shall be deemed to be a Non-Extending Bank. The election of any Bank to agree to such extension shall not obligate any other Bank to agree to such extension.

1.6 Article II of the New Credit Agreement is hereby amended by adding at the end thereof the following:

“2.18 Increase of Commitments. Provided there exists no Default or Event of Default, the Borrowers may request an increase in the amount of the aggregate Commitment Amounts by offering to the Banks or to other prospective Banks that can make the representation and warranty contained in Section 8.12 acceptable to the Administrative Agent (“Prospective Banks”) the opportunity to increase their Commitments or to extend Commitments hereunder; provided, however, the Borrower shall not request an increase that would cause the aggregate Commitment Amounts after giving effect to such increase to exceed $750,000,000. Any such request shall be sent to the Banks, the Prospective Banks and the Administrative Agent and shall (A) refer to this Agreement, (B) specify (i) the aggregate amount of the increase that is sought and (ii) the name of each Bank and Prospective Bank to which the opportunity to increase or extend a Commitment is to be offered and the amount of such offer, and (C) request that Banks wishing to increase their Commitments and Prospective Banks wishing to extend new Commitments notify the Administrative Agent within 14 days of the date of the Borrower’s request. The increase in the Commitment of each Bank that agrees to increase such Commitment under this Section 2.18 shall be effective three (3) Business Days (or such other date as is acceptable to the Borrower and the Administrative Agent) after the date of the Borrower’s request without any further action by the Banks or any amendment to the agreement. Upon the effectiveness of any increase in a Bank’s Commitment, (i) Schedule 1 shall be deemed to have been amended to reflect the increase in such Bank’s Commitment and (ii) if any Loans are outstanding under this Agreement, such Bank shall promptly make available to the Administrative Agent at the office of the Administrative Agent specified in Section 2.3(b) a sum in immediately available funds equal to such Bank’s increase in Commitment Percentage of such Loans, for further distribution to the other Banks according to their Commitment Percentages. Each Prospective Bank that accepts the Borrower’s offer to extend a Commitment shall become a party to this Agreement on such date or dates as may be mutually satisfactory to such Prospective Bank, the Borrower and the Administrative Agent, subject to the Administrative Agent’s receipt of a duly completed and executed Accession Agreement in the form of Exhibit I hereto. Upon the effectiveness of any Accession Agreement to which any Prospective Lender is a party, (i) such Prospective Bank shall be entitled to all rights, benefits and privileges accorded a Bank hereunder; (ii) Schedule 1 shall be deemed to have been amended to reflect the Commitment of the additional Bank as provided in the Accession Agreement; and (iii) if any Loans are outstanding under this Agreement, the Prospective Bank shall promptly make available to the Administrative Agent at the office of the Administrative Agent specified in Section 2.3(b) a sum in immediately available funds equal to such Prospective Bank’s Commitment Percentage of such Loans, for further distribution to the Banks according to their Commitment Percentages. Notwithstanding the foregoing, no increase in a Bank’s Commitment and no extension to a Prospective Bank shall become effective until such time as the Administrative Agent shall have received (1) evidence in form and substance satisfactory to the Administrative Agent that each Borrower has taken all necessary corporate, trust or limited liability company action to approve such increase in the aggregate Commitment Amounts and (2) a written opinion of the Borrower’s legal counsel, addressed to the Administrative Agent and the Banks and in form and substance satisfactory to the Administrative Agent. The Administrative Agent shall give prompt notice to such Bank of (A) any increase in any Bank’s Commitment and (B) the Commitment of any additional Bank, in each case under this Section 2.18.”

1.7 Section 3.2(f) of the New Credit Agreement is hereby amended and restated to read in its entirety as follows:

(f) receipt by the Administrative Agent and each Bank with respect to the borrowing Borrower (other than a Borrower listed on Schedule 4.9 (as supplemented from time to time)) of a duly executed FRB Form FR U-1 as required pursuant to FRB Regulation U (12 C.F.R. § 221.1 et seq.), in form and substance satisfactory to such Bank and its counsel, together with all information requested by the Administrative Agent or any Bank in connection therewith, including updates of information, if any, required by such Regulation U; and

1.8 Section 5.23 of the New Credit Agreement is hereby amended and restated to read in its entirety as follows:

5.23. Designated Parent Borrower Sale of Assets, Etc. If it is a Designated Parent Borrower, such Borrower will not permit its Designated Subsidiaries to (a) merge into or consolidate with any Person other than such Designated Parent Borrower, another Borrower hereunder or another Designated Subsidiary of such Designated Parent Borrower, or (b) sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets (whether now owned or hereafter acquired), except for assets sold or disposed of in the ordinary course of business and except for any such transfers to such Designated Parent Borrower, another Borrower hereunder or another Designated Subsidiary of such Designated Parent Borrower.

1.9 Section 8.5 is hereby amended by amending and restating the “notwithstanding” clause at the end thereof to read in its entirety as follows:

Notwithstanding anything to the contrary contained herein, the Borrowers may modify Schedule 4.11 hereto from time to time:

(a) without consent of the Administrative Agent or the Banks,

(i) to designate additional then-existing Borrowers as Designated Parent Borrowers or to designate additional entities as Designated Subsidiaries by delivering to the Administrative Agent and the Banks (A) a revised Schedule 4.11 reflecting such designations and (B) a certification by an Authorized Signatory of each applicable Borrower that (x) each of its Subsidiaries being newly designated pursuant to such revised Schedule 4.11 is formed for the purpose of making, and shall only make, one or more “Designated Subsidiary Investments” (as defined below) and (y) the Designated Subsidiary Investment(s) then being made by each applicable Designated Parent Borrower in each applicable Designated Subsidiary, plus the value of all other Designated Subsidiary Investments owned by such Designated Parent Borrower, is less than or equal to five percent (5%) of the Net Asset Value of such Designated Parent Borrower at the time of such designation and investment,

(ii) to consolidate Designated Subsidiaries into one or more Designated Subsidiaries of a Designated Parent Borrower by delivering to the Administrative Agent and the Banks a revised Schedule 4.11 reflecting such consolidations, or

(iii) to terminate the status of Borrowers as Designated Parent Borrowers or to terminate the status of entities as Designated Subsidiaries by delivering to the Administrative Agent and the Banks a revised Schedule 4.11 reflecting such terminations (and each such delivery shall be deemed to be a representation and warranty by each applicable Borrower that it no longer owns such Subsidiary being terminated or, if all of its Designated Subsidiaries are being terminated, that it no longer owns any Subsidiary); and

(b) with the consent of the Administrative Agent, acting with the consent of the Required Banks, to designate additional Borrowers as Designated Parent Borrowers or to designate additional entities as Designated Subsidiaries pursuant to a written request for designation from the affected Borrower to the Administrative Agent.

For the purposes hereof, the term “Designated Subsidiary Investments” means an investment made by a Designated Parent Borrower in its Designated Subsidiaries, provided, for purposes of calculating Designated Subsidiary Investments, each such investment shall be calculated as follows: (a) initially, the amount of such investment shall equal the market value of such Designated Subsidiary Investment at the time such investment is made (the “Initial Valuation”); (b) at the time any subsequent investment is made, for any Designated Subsidiary Investment made prior to the making of such subsequent investment, such previously made Designated Subsidiary Investment shall be valued at the lesser of (i) each such investment’s Initial Valuation and (ii) the then current market value of such investment as of the relevant date of determination, as such amount is set forth in a certificate delivered to the Administrative Agent by such Designated Parent Borrower (the “Next Valuation”; provided, for each then subsequent valuation of such investment, such Designated Parent Borrower shall deliver an updated certificate showing a valuation in an amount equal to the lesser of (1) the valuation calculated pursuant hereto on the certificate most recently delivered to the Administrative Agent and (2) the then current market value of such Investment; such amount being the “Subsequent Valuation”); and (c) at the time any investment is made, for any investment made which had a Subsequent Valuation, the lesser of (x) such Subsequent Valuation and (y) the then current market value of such Designated Subsidiary Investment as of the relevant date of determination. For the avoidance of doubt, the method of valuing Designated Subsidiary Investments described above shall not be used for purposes of calculating, or otherwise affect the calculation of, a Borrower’s Asset Coverage Ratio.

1.10 New Borrowers. Each of (i) BlackRock Funds, not in its individual capacity, but on behalf of the series thereof listed under its name on the signature page hereto under the heading “New Borrowers” (the “New BlackRock Funds Borrowers”) and (ii) Master Investment Portfolio, not in its individual capacity, but on behalf of each of the series thereof listed under its name on the signature page hereto under the heading “New Borrowers” (collectively with the New BlackRock Funds Borrowers, the “New Borrowers”), by its execution of this TRR Agreement hereby, agrees, represents and warrants solely with respect to itself that, as of the date hereof and after giving effect hereto:

(a) each New Borrower on whose behalf it acts shall be a Borrower under the New Credit Agreement;

(b) each New Borrower on whose behalf it acts shall be bound by the terms and conditions of the New Credit Agreement as a Borrower;

(c) the representations and warranties set forth in Article IV of the New Credit Agreement with respect to each New Borrower on whose behalf it acts are true and correct;

(d) each New Borrower on whose behalf it acts is in compliance in all material respects with all of the terms and provisions set forth in the New Credit Agreement on its part to be observed or performed; and

(e) no Default or Event of Default with respect to any New Borrower on whose behalf it acts has occurred and is continuing.

1.11 Exhibit B. Exhibit B to the New Credit Agreement is hereby amended to read as set forth as Exhibit B to this TRR Agreement.

1.12 Exhibit I. The New Credit Agreement is hereby amended by adding Exhibit I thereto in the form attached as Exhibit I to this TRR Agreement.

1.13 Schedule 1. Schedule 1 to the New Credit Agreement is hereby amended to read as set forth as Schedule 1 to this TRR Agreement.

1.14 Schedule 4.9. Schedule 4.9 to the New Credit Agreement is hereby amended to read as set forth as Schedule 4.9 to this TRR Agreement.

1.15 Schedule 4.11. Schedule 4.11 to the New Credit Agreement is hereby amended to read as set forth as Schedule 4.11 to this TRR Agreement. For the avoidance of doubt, each of the Banks and the Administrative Agent acknowledge and agree that each Borrower identified on Schedule 4.11 attached hereto shall be a Designated Parent Borrower under the New Credit Agreement and each Subsidiary on Schedule 4.11 attached hereto shall be a Designated Subsidiary under the New Credit Agreement.

1.16 Schedule 5.20. Schedule 5.20 to the New Credit Agreement is hereby amended to read as set forth as Schedule 5.20 to this TRR Agreement.

1.17 Schedule 8.7. Schedule 8.7 to the New Credit Agreement is hereby amended to read as set forth as Schedule 8.7 to this TRR Agreement.

SECTION 2: CONDITIONS PRECEDENT. This TRR Agreement shall become effective when each of the conditions precedent set forth in this Section 2 shall have been satisfied.

2.1 Receipt of Amendment. This TRR Agreement shall have been duly executed by the Borrowers, the Administrative Agent and the Banks.

2.2 Receipt of Other Documents. The Administrative Agent shall have received from each New Borrower a manually signed certificate from the Secretary or Assistant Secretary of such New Borrower, in form and substance satisfactory to the Administrative Agent and dated the date of this TRR Agreement, as to (i) the incumbency of, and bearing manual specimen signatures of, the Authorized Signatories of such New Borrower, and (ii) certifying and attaching copies of (A) such New Borrower’s Organization Documents as then in effect, (B) duly authorized resolutions of such New Borrower’s board of directors or trustees authorizing the transactions contemplated hereby, (C) the Prospectus of such New Borrower and (D) all amendments to such New Borrower’s investment objectives, policies and restrictions since the date of such Prospectus.

2.3 Opinion of Counsel. The Administrative Agent shall have received from each Borrower an opinion of counsel to the Borrowers in form satisfactory to the Administrative Agent; provided that only limited opinions shall be provided with respect to Borrowers who are not New Borrowers as previously agreed upon between the Adviser and the Administrative Agent.

2.4 Compliance with Warranties, No Default, etc. Both before and after giving effect to the effectiveness of this TRR Agreement, the following statements by each Borrower and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, shall be true and correct (and each Borrower, and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, by its execution of this TRR Agreement, hereby severally represents and warrants to the Banks with respect to itself that such statements are true and correct as at such times):

(a) the representations and warranties with respect to such Borrower set forth in Article IV of the New Credit Agreement, shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date); and

(b) no Default or Event of Default shall have then occurred and be continuing with respect to such Borrower.

2.5 Receipt of Allocation Notice. The Administrative Agent shall have received an Allocation Notice from the Borrowers.

SECTION 3: REPRESENTATIONS AND WARRANTIES. To induce the Banks to enter into this TRR Agreement, each Borrower and, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation, not in its individual capacity, but on behalf of such Borrower, severally represents and warrants with respect to itself to each Bank as follows:

3.1 Due Authorization, Non-Contravention, etc. The execution, delivery and performance by such Borrower or, to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation on behalf of such Borrower, of this TRR Agreement is within such Borrower’s, or to the extent such Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC’s, Trust’s or Maryland corporation’s limited liability company, trust or corporate powers, as the case may be, have been duly authorized by all necessary limited liability company, trust or corporate action, as applicable, on the part of such Borrower or, to the extent such Borrower is a series of a Delaware LLC, Trust or Maryland corporation, such Delaware LLC, Trust or such Maryland corporation, and do not:

(a) conflict with such Borrower’s, or to the extent such Borrower is a series of a Delaware LLC, Trust or Maryland corporation, such Delaware LLC’s, Trust’s or Maryland corporation’s Organization Documents;

(b) conflict with the most recent Prospectus or the most recent SAI (if applicable) of, any law applicable to, material agreement binding upon, or court or administrative order or decree applicable to, such Borrower; or

(c) result in, or require the creation or imposition of, any Lien on any of such Borrower’s assets.

3.2 Government Approval, Regulation, etc. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body or other Person is required for the due execution, delivery or performance of this TRR Agreement by such Borrower, or to the extent Borrower is a series of a Delaware LLC, a Trust or a Maryland corporation, such Delaware LLC, Trust or Maryland corporation.

3.3 Validity, etc. This TRR Agreement constitutes the legal, valid and binding obligation of such Borrower enforceable in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, receivership, fraudulent conveyance, fraudulent transfer, moratorium or other similar laws of general application affecting the enforcement of creditors’ rights or by general principles of equity (regardless of whether considered in a proceeding in equity or at law).

SECTION 4: MISCELLANEOUS.

4.1 Effectiveness. Until the occurrence of the earlier to occur of the date of effectiveness of this TRR Agreement as provided in Section 2 hereof and the Termination Date (as defined in the Original Credit Agreement), the Original Credit Agreement shall continue in full force and effect in accordance with the provisions thereof and the rights and obligations of the parties thereto shall not be affected hereby, and all fees and interest accruing under the Original Credit Agreement shall continue to accrue at the rates provided for therein. Upon the effectiveness hereof, all rights and obligations of the parties shall be as set forth in the New Credit Agreement (except that any provision of the Original Credit Agreement which by its terms survives termination thereof shall remain in full force and effect).

4.2 Payment of Costs and Expenses. Each Borrower severally agrees to pay on demand its pro rata share of all reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable fees and out-of-pocket expenses of counsel to the Administrative Agent) in connection with the negotiation, preparation, execution and delivery of this TRR Agreement.

4.3 Severability. Any provision of this TRR Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this TRR Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

4.4 Headings. The various headings of this TRR Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this TRR Agreement or any provisions hereof.

4.5 Execution in Counterparts. This TRR Agreement may be executed by the parties hereto in several counterparts (including by facsimile or other reliable electronic transmission), each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

4.6 Governing Law. THIS TRR AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK.

4.7 Successors and Assigns. This TRR Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

[Remainder of this page intentionally left blank; signature pages to follow.]

IN WITNESS WHEREOF, the parties hereto have caused this TRR Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

Accepted and agreed to as of

the date first above written:

Maryland Corporations:

BLACKROCK BALANCED CAPITAL FUND, INC.

BLACKROCK CAPITAL APPRECIATION FUND, INC.

BLACKROCK EMERGING MARKETS FUND, INC. (f/k/a BlackRock Global Emerging Markets Fund, Inc.)

BLACKROCK GLOBAL ALLOCATION FUND, INC.

BLACKROCK GLOBAL SMALLCAP FUND, INC.

BLACKROCK LARGE CAP SERIES FUNDS, INC., on

        behalf of the following series:

        *BlackRock Large Cap Core Plus Fund

BLACKROCK LATIN AMERICA FUND, INC.

BLACKROCK MID CAP VALUE OPPORTUNITIES

        SERIES, INC., on behalf of the following series:

        *BlackRock Mid Cap Value Opportunities Fund

BLACKROCK MUNICIPAL BOND FUND, INC., on

        behalf of each of the following series:

        *BlackRock High Yield Municipal Fund

        *BlackRock National Municipal Fund

        *BlackRock Short-Term Municipal Fund

BLACKROCK PACIFIC FUND, INC.

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

BLACKROCK SERIES FUND, INC., on behalf of each of

        the following series:

        *BlackRock Balanced Capital Portfolio

        *BlackRock Capital Appreciation Portfolio

        *BlackRock Global Allocation Portfolio

        *BlackRock High Yield Portfolio

        *BlackRock Large Cap Core Portfolio

        *BlackRock Total Return Portfolio

        *BlackRock U.S. Government Bond Portfolio

BLACKROCK VARIABLE SERIES FUNDS, INC., on

        behalf of each of the following series:

        *BlackRock Balanced Capital V.I. Fund (to be renamed

        BlackRock Managed Volatility V.I. Fund effective

        January 22, 2013)

        *BlackRock Basic Value V.I. Fund

        *BlackRock Capital Appreciation V.I. Fund

        *BlackRock Equity Dividend V.I. Fund

        *BlackRock Global Allocation V.I. Fund

        *BlackRock Global Opportunities V.I. Fund

        *BlackRock High Yield V.I. Fund

        *BlackRock International V.I. Fund

        *BlackRock Large Cap Core V.I. Fund

        *BlackRock Large Cap Growth V.I. Fund

        *BlackRock Large Cap Value V.I. Fund

        *BlackRock S&P 500 Index V.I. Fund

        *BlackRock Total Return V.I. Fund

        *BlackRock U.S. Government Bond V.I. Fund

        *BlackRock Value Opportunities V.I. Fund

BLACKROCK WORLD INCOME FUND, INC.

FDP SERIES, INC., on behalf of each of the following

        series:

        *Franklin Templeton Total Return FDP Fund

        *Invesco Value FDP Fund (f/k/a Van Kampen Value

        FDP Fund)

        *Marsico Growth FDP Fund

        *MFS Research International FDP Fund

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES

        TRUST, on behalf of the following series:

        *BlackRock California Municipal Bond Fund

BLACKROCK EQUITY DIVIDEND FUND

BLACKROCK EUROFUND

BLACKROCK FUNDSSM, on behalf of each of the

        following series:

        *BlackRock All-Cap Energy & Resources Portfolio

        *BlackRock China Fund

        *BlackRock Commodity Strategies Fund

        *BlackRock Emerging Markets Long/Short Equity

        Fund

        *BlackRock Energy & Resources Portfolio

        *BlackRock Exchange Portfolio

        *BlackRock Flexible Equity Fund (f/k/a BlackRock

        Mid-Cap Value Equity Portfolio)

        *BlackRock Global Long/Short Credit Fund

        *BlackRock Global Opportunities Portfolio

        *BlackRock Health Sciences Opportunities Portfolio

        *BlackRock India Fund

        *BlackRock International Opportunities Portfolio

        *BlackRock Managed Volatility Portfolio (f/k/a

        BlackRock Asset Allocation Portfolio)

        *BlackRock Mid-Cap Growth Equity Portfolio

        *BlackRock Science & Technology Opportunities

        Portfolio

        *BlackRock Small Cap Growth Equity Portfolio

        *BlackRock U.S. Opportunities Portfolio

        *BlackRock World Gold Fund

BLACKROCK FUNDS II, on behalf of each of the

        following series:

        *BlackRock Aggressive Growth Prepared Portfolio

        *BlackRock Conservative Prepared Portfolio

        *BlackRock Core Bond Portfolio

        *BlackRock Emerging Market Local Debt Portfolio

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

(f/k/a BlackRock Emerging Market Debt Portfolio)

*BlackRock Global Dividend Income Portfolio (f/k/a

BlackRock Global Dividend Portfolio)

*BlackRock GNMA Portfolio

*BlackRock Growth Prepared Portfolio

*BlackRock High Yield Bond Portfolio

*BlackRock Inflation Protected Bond Portfolio

*BlackRock International Bond Portfolio

*BlackRock Long Duration Bond Portfolio

*BlackRock Low Duration Bond Portfolio

*BlackRock Moderate Prepared Portfolio

*BlackRock Multi-Asset Income Portfolio (f/k/a

BlackRock Income Portfolio)

*BlackRock Prepared Portfolio 2015 (to be renamed

LifePath Active 2015 Portfolio effective November 27,

2012)

*BlackRock Prepared Portfolio 2020 (to be renamed

LifePath Active 2020 Portfolio effective November 27,

2012)

*BlackRock Prepared Portfolio 2025 (to be renamed

LifePath Active 2025 Portfolio effective November 27,

2012)

*BlackRock Prepared Portfolio 2030 (to be renamed

LifePath Active 2030 Portfolio effective November 27,

2012)

*BlackRock Prepared Portfolio 2035 (to be renamed

LifePath Active 2035 Portfolio effective November 27,

2012)

*BlackRock Prepared Portfolio 2040 (to be renamed

LifePath Active 2040 Portfolio effective November 27,

2012)

*BlackRock Prepared Portfolio 2045 (to be renamed

LifePath Active 2045 Portfolio effective November 27,

2012)

*BlackRock Prepared Portfolio 2050 (to be renamed

LifePath Active 2050 Portfolio effective November 27,

2012)

*BlackRock Secured Credit Portfolio (f/k/a BlackRock

Multi-Sector Bond Portfolio)

*BlackRock Strategic Income Opportunities Portfolio

*BlackRock U.S. Government Bond Portfolio

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

BLACKROCK MULTI-STATE MUNICIPAL SERIES

        TRUST, on behalf of each of the following series:

        *BlackRock New Jersey Municipal Bond Fund

        *BlackRock New York Municipal Bond Fund

        *BlackRock Pennsylvania Municipal Bond Fund

BLACKROCK MUNICIPAL SERIES TRUST, on behalf

        of the following series:

        *BlackRock Intermediate Municipal Fund

BLACKROCK NATURAL RESOURCES TRUST

Delaware Statutory Trusts:

BLACKROCK BOND ALLOCATION TARGET

        SHARES, on behalf of each of the following series:

        *Bond Allocation Target Shares Series C

        *Bond Allocation Target Shares Series M

        *Bond Allocation Target Shares Series S

BLACKROCK LONG-HORIZON EQUITY FUND (f/k/a

        BlackRock Global Dynamic Equity Fund)

MANAGED ACCOUNT SERIES, on behalf of each of the

        following series:

        *Global SmallCap Portfolio

        *Mid Cap Value Opportunities Portfolio

        *BlackRock US Mortgage Portfolio (f/k/a US Mortgage

        Portfolio)

MASTER INVESTMENT PORTFOLIO, on behalf of each

        of the following series:

        *Active Stock Master Portfolio

        *ACWI ex-US Index Master Portfolio

        *Bond Index Master Portfolio

        *CoreAlpha Bond Master Portfolio

        *LifePath 2020 Master Portfolio

        *LifePath 2025 Master Portfolio

        *LifePath 2030 Master Portfolio

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

        *LifePath 2035 Master Portfolio

        *LifePath 2040 Master Portfolio

        *LifePath 2045 Master Portfolio

        *LifePath 2050 Master Portfolio

        *LifePath 2055 Master Portfolio

        *LifePath Retirement Master Portfolio

        *Russell 1000 Index Master Portfolio

        *S&P 500 Stock Master Portfolio

Delaware Limited Liability Companies:

BLACKROCK MASTER LLC, on behalf of each of the following series:

        *BlackRock Master International Portfolio

        *BlackRock Master Small Cap Growth Portfolio

MASTER BASIC VALUE LLC

MASTER BOND LLC, on behalf of the following series:

        *Master Total Return Portfolio

MASTER FOCUS GROWTH LLC

MASTER LARGE CAP SERIES LLC, on behalf of each of the following series:

        *Master Large Cap Core Portfolio

        *Master Large Cap Growth Portfolio

        *Master Large Cap Value Portfolio

MASTER VALUE OPPORTUNITIES LLC

[Remainder of page intentionally blank; signatures continue on following pages]

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

QUANTITATIVE MASTER SERIES LLC, on behalf of each of the following series:

        *Master Extended Market Index Series

        *Master International Index Series

        *Master S&P 500 Index Series

        *Master Small Cap Index Series

By:
Name: Title:

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

New Borrowers:

Massachusetts Business Trust:

BLACKROCK FUNDSSM, on behalf of the following series:

        *BlackRock Real Estate Securities Fund

Delaware Statutory Trust:

MASTER INVESTMENT PORTFOLIO, on behalf of each of the following series:

        *LifePath Index 2020 Master Portfolio

        *LifePath Index 2025 Master Portfolio

        *LifePath Index 2030 Master Portfolio

        *LifePath Index 2035 Master Portfolio

        *LifePath Index 2040 Master Portfolio

        *LifePath Index 2045 Master Portfolio

        *LifePath Index 2050 Master Portfolio

        *LifePath Index 2055 Master Portfolio

        *LifePath Index Retirement Master Portfolio

BY:
Name: Title:

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

THE BANK OF NEW YORK MELLON

By:
Name: Title:

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

STATE STREET BANK AND TRUST COMPANY

By:
Name: Title:

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

HSBC BANK USA, N.A.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

CITIBANK, N.A.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

BANK OF AMERICA, N.A.

By:
Name:
Title:

BLACKROCK FUNDS

NOVEMBER 2012 TRR

SIGNATURE PAGE

BROWN BROTHERS HARRIMAN & CO.

By:
Name:
Title:

Exhibit B

FORM OF

NOTICE OF BORROWING

DATE:

TO:                     JPMorgan Chase Bank, N.A.

ATTN:

FROM:               [Borrower’s name]

In connection with the Credit Agreement, dated as of November 22, 2006, among the Borrowers party thereto, the Banks party thereto, The Bank of New York, Citibank, N.A., HSBC Bank USA, N.A. and State Street Bank and Trust Company, as syndication agents, and JPMorgan Chase Bank, N.A., as Administrative Agent (as amended and in effect from time to time, the “Credit Agreement”), please increase the outstanding balance of Loans as indicated below. Capitalized terms which are used herein without definition and which are defined in the Credit Agreement shall have the same meanings herein as in the Credit Agreement.

(a) Name of Borrower:

(b) Date of proposed Borrowing:

(c) Swing Advance or Commitment Loan

(d) Amount of Loan requested:	$

(e) Type of Loan requested:

(f) Aggregate principal amount of Loans outstanding by the borrowing Borrower to all Banks (including Loan requested):	$

(g) Asset Coverage Ratio for the borrowing Borrower after giving effect to proposed Borrowing:

(h) Each of the representations and warranties of the borrowing Borrower in the Credit Agreement shall be true and correct as of the date of the proposed borrowing (unless such representation and warranty shall relate solely to an earlier date, in which such representation and warranty shall be true and correct as of such earlier date).

(i) No Default or Event of Default with respect to the borrowing Borrower has occurred and is continuing both before and after giving effect to the proposed Borrowing.

(j) The borrowing Borrower             is/             is not [check one] listed on Schedule 4.9 of the Credit Agreement. If the borrowing Borrower is not listed on Schedule 4.9 of the Credit Agreement, attached hereto as Annex I are Forms FR U-1 [             place check here to confirm that the Forms FR U-1 are attached] addressed to each Bank with Part I completed and executed by the borrowing Borrower, and attached hereto as Annex II is true, correct and list of all margin stock and non-margin stock owned by the borrowing Borrower and other information necessary to allow each Bank to complete Part II of such Forms FR U-1 [             place check here to confirm that such information is attached].

[Borrower’s name]

By:

Title:

ANNEX I

TO NOTICE OF BORROWING

FORMS FR U-1 FOR EACH BANK

See attached.

ANNEX II

TO NOTICE OF BORROWING

POSITION AND OTHER INFORMATION

NECESSARY TO ALLOW EACH BANK TO

COMPLETE PART II OF FORMS FR U-1

See attached.

Exhibit I

FORM OF ACCESSION AGREEMENT

ACCESSION AGREEMENT dated as of                     , among (i) [NAME OF ACCEDING LENDER] (the “Acceding Bank”), (ii) each borrower signatory to the Credit Agreement dated November 14, 2012 among such borrowers, the Banks party thereto and JPMORGAN CHASE BANK, N.A., a New York banking corporation (“JPMorgan”), as administrative agent (the “Administrative Agent”) for the Banks (as amended or modified from time to time, the “Credit Agreement”) and (iii) the Administrative Agent.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The Borrowers have invited, and the Acceding Bank desires, to become a party to the Credit Agreement and to assume the obligations of a Bank thereunder. The Acceding Bank is entering into this Agreement in accordance with the provisions of the Credit Agreement in order to become a Bank thereunder.

Accordingly, the Acceding Bank, the Borrower and the Administrative Agent agree as follows:

SECTION 1. Accession to the Credit Agreement. (a) The Acceding Bank, as of the Effective Date, hereby accedes to the Credit Agreement and shall thereafter have the rights and obligations of a Bank thereunder with the same force and effect as if originally named therein as a Bank.

(b) The Commitment of the Acceding Bank shall equal the amount set forth opposite its signature hereto.

SECTION 2. Representations and Warrants, Agreements of Acceding Bank, etc. The Acceding Bank (a) represents and warrants that (i) it is (A) a depository institution (as defined in Section 3 of the Federal Deposit Insurance Act) or a branch or agency of a foreign bank (as such terms are defined in Section 1(b) of the International Banking Act of 1978), (B) a member bank of the Federal Reserve System or (C) any other banking institution or trust company, whether incorporated or not, doing business under the laws of any State or of the United States, a substantial portion of the business of which consists of receiving deposits or exercising fiduciary powers similar to those permitted to national banks under the authority of the Comptroller of the Currency, and which is supervised and examined by State or Federal authority having supervision over banks, and which is not operated for the purpose of evading the provisions of the Act; (ii) it is not “affiliated” (within the meaning of the Act) with any Borrower or the Adviser; and (iii) it is legally authorized to enter into this Agreement; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) confirms that it will independently and without reliance upon the Administrative Agent or any Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement as are delegated to the administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (e) agrees that it will perform, in accordance with their terms all the obligations that by the terms of the Credit Agreement are required to be performed by it as a Bank.

SECTION 3. Effectiveness. (a) This Agreement shall become effective on              (the “Effective Date”), subject to the Administrative Agent’s receipt of (i) counterparts of this Agreement duly executed on behalf of the Acceding Bank and the Borrower, (ii) if the Acceding Bank is organized under the laws of a jurisdiction outside the United States, the forms specified in Section 2.13 of the Credit Agreement duly completed and executed by the Acceding Bank, (iii) an Administrative Questionnaire completed in respect of the Acceding Bank and (iv) a processing and recordation fee of $3,500.

(b) Upon the effectiveness of this Agreement, the Administrative Agent shall (i) record the information contained herein and in any administrative questionnaire in the register and (ii) give prompt notice thereof to the Banks.

SECTION 4. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

SECTION 5. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 6. Severability. In case any one or more of the provisions contained in this Agreement should beheld invalid, illegal or unenforceable in any respect, none of the parties hereto shall be required to comply with such provision for so long as such provision is held to be invalid, illegal or unenforceable, but the validity, legality and enforceability of the remaining provisions contained herein and in the Credit Agreement shall not in any way be affected or impaired. The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic affect which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 7. Notices. All communications and notices hereunder shall be in writing and given as provided in Section 8.1 of the Credit Agreement. All communications and notices hereunder to the Acceding Bank shall be given to it at the address set forth under its signature hereto, which information, together with the amount of the Acceding Bank’s Commitment, supplements Schedule 1 to the Credit Agreement.

IN WITNESS WHEREOF, the Acceding Bank, the Borrower and the Administrative Agent have duly executed this Accession Agreement as of the day and year first above written.

Commitment

$

[NAME OF ACCEDING BANK],

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A. as Administrative Agent

By:
Name:
Title:

Schedule 1

ADDRESSES FOR NOTICES AND COMMITMENT AMOUNTS

JPMorgan Chase Bank, N.A.

270 Park Avenue

New York, NY 10017

Attention: Ms. Ayesha Umer

Telephone: (212) 270-6851

Facsimile: (212) 270-2973

and

111 Fannin Street, 10th Floor

Houston, TX 77002-6925

Attention: Candice Grayson

Commitment Amount: $90,000,000 Commitment Percentage: 18%

The Bank of New York Mellon One Wall Street New York, NY 10286 Attention: Ms. Joanne Carey Telephone: 212.635.7159 Facsimile: 212.635.8541	Commitment Amount: $90,000,000 Commitment Percentage: 18%

State Street Bank and Trust Company

Mutual Fund Lending

Lafayette Corporate Center

2 Avenue de Lafayette

2nd Floor

Boston, MA 02111

Attention: Mr. Charles Garrity

Telephone: 617-662-1282

Facsimile: 617-662-2325

Commitment Amount: $85,000,000 Commitment Percentage: 17%

Sch. 1 - 1

HSBC Bank USA, N.A. 452 5th Avenue 25th Floor New York, NY 10018 Attention: Mr. Paul Lopez Telephone: 212-525-6662 Facsimile: 212-525-8370	Commitment Amount: $75,000,000 Commitment Percentage: 15%

Citibank, N.A. 388 Greenwich St., 23rd Fl New York, NY 10013 Attention: Mr. Alexander Duka Telephone: 212-816-3260 Facsimile: 212-816-4143	Commitment Amount: $75,000,000 Commitment Percentage: 15%

Bank of America, N.A. One Bryant Park New York, NY 10036 NY1-100-32-1 Attention: Juan S. Agudelo Telephone: 646-855-2397 Facsimile: 212-598-8832	Commitment Amount: $50,000,000 Commitment Percentage: 10%

Brown Brothers Harriman & Co. 40 Water Street Boston, MA 02109 Attention: John Rooney Telephone: 617-772-1246 Facsimile: 617-772-2263	Commitment Amount: $35,000,000 Commitment Percentage: 7%

Sch. 1 - 2

Schedule 4.9

BORROWERS WITH LESS THAN 25% OF ASSETS IN MARGIN STOCK

BlackRock California Municipal Series Trust,

on behalf of the following series:

*BlackRock California Municipal Bond Fund

BlackRock Multi-State Municipal Series Trust,

on behalf of each of the following series:

*BlackRock New Jersey Municipal Bond Fund

*BlackRock New York Municipal Bond Fund

*BlackRock Pennsylvania Municipal Bond Fund

BlackRock Municipal Bond Fund, Inc.,

on behalf of each of the following series:

*BlackRock High Yield Municipal Fund

*BlackRock National Municipal Fund

*BlackRock Short-Term Municipal Fund

BlackRock Municipal Series Trust,

on behalf of the following series:

*BlackRock Intermediate Municipal Fund

BlackRock Series Fund, Inc.,

on behalf of the following series:

*BlackRock U.S. Government Bond Portfolio

BlackRock Variable Series Funds, Inc.,

on behalf of the following series:

*BlackRock U.S. Government Bond V.I. Fund

Sch. 4.9 - 1

Schedule 4.11

DESIGNATED PARENT BORROWER AND DESIGNATED SUBSIDIARIES

Name of “Designated Parent Borrower”	Name of “Designated Subsidiary(ies)”	Jurisdiction of Organization of Designated Subsidiary
BLACKROCK BOND FUND, INC., on behalf of the following series: *BlackRock High Income Fund	BR-HIINC (S-Martin) SPV, LLC BR-HIINC (R-Gibson) SPV, LLC BR-HIINC Bayou SPV-A, LLC BR-HIINC Bayou SPV-C1, LLC BR-HIINC Bayou SPV-C2, LLC	Delaware Delaware Delaware Delaware Delaware

BLACKROCK FUNDS, on behalf of each of the following series: *BlackRock Commodity Strategies Fund *BlackRock Flexible Equity Fund *BlackRock India Fund *BlackRock World Gold Fund	BlackRock Cayman Commodities Strategies Fund, Ltd. BlackRock Flexible Equity Fund, Ltd. BlackRock India Fund (Mauritius) Limited BlackRock World Gold Fund I, Ltd.	Cayman Islands Cayman Islands Republic of Mauritius Cayman Islands

BLACKROCK FUNDS II, on behalf of each of the following series: *BlackRock High Yield Bond Portfolio[1] *BlackRock Strategic Income Opportunities Portfolio

BR-HIYLD (S-Martin) SPV, LLC

BR-HIYLD (R-Gibson) SPV, LLC

BR-HIYLD Bayou SPV-A, LLC

BR-HIYLD Bayou SPV-C1, LLC

BR-HIYLD Bayou SPV-C2, LLC

BLK BR HY (Luxembourg)
Investments, S.a.r.l.

BR-HIYLD RICH-STRYKER, LLC

BR-HIYLD CROWN, LLC

BlackRock Cayman Strategic

Opportunities Portfolio I, Ltd.

Delaware Delaware Delaware Delaware Delaware Luxembourg Delaware Delaware Cayman Islands

BLACKROCK GLOBAL ALLOCATION FUND, INC.	BlackRock Cayman Global Allocation Fund I, Ltd.	Cayman Islands

BLACKROCK LONG-HORIZON EQUITY FUND	BlackRock Cayman Global Dynamic Equity Fund I, Ltd.	Cayman Islands

[1]

From and after November 16, 2012, the Designated Subsidiaries for BlackRock High Yield Bond Portfolio shall be (i) BR-HIYLD Subsidiary, LLC (f/k/a BR-HIYLD (S-Martin) SPV, LLC) and (ii) BLK BR HY (Luxembourg) Investments, S.a.r.l.

Sch. 4.11 - 1

Name of “Designated Parent Borrower”	Name of “Designated Subsidiary(ies)”	Jurisdiction of Organization of Designated Subsidiary

BLACKROCK SERIES FUND, INC., on behalf of the following series: *BlackRock Global Allocation Portfolio	BlackRock Cayman Global Allocation Portfolio I, Ltd.	Cayman Islands

BLACKROCK VARIABLE SERIES FUNDS, INC., on behalf of the following series: *BlackRock Global Allocation V.I. Fund	BlackRock Cayman Global Allocation V.I. Fund I, Ltd.	Cayman Islands

MANAGED ACCOUNT SERIES, on behalf of the following series: *High Income Portfolio	BATS-HINC (S-Martin) SPV, LLC	Delaware

MASTER BOND LLC	BlackRock Cayman Master Total Return Portfolio I, Ltd.	Cayman Islands

Sch. 4.11 - 2

Schedule 5.20

LIST OF CUSTODIANS

NAME OF BORROWER	NAME OF CUSTODIAN*

Maryland Corporations:

BLACKROCK BALANCED CAPITAL FUND, INC.	State Street

BLACKROCK CAPITAL APPRECIATION FUND, INC.	BNYMellon

BLACKROCK EMERGING MARKETS FUND, INC.	Brown Brothers

BLACKROCK GLOBAL ALLOCATION FUND, INC.	Brown Brothers

BLACKROCK GLOBAL SMALLCAP FUND, INC.	Brown Brothers

BLACKROCK LARGE CAP SERIES FUNDS, INC., on behalf of the following series: *BlackRock Large Cap Core Plus Fund	Brown Brothers

BLACKROCK LATIN AMERICA FUND, INC.	Brown Brothers

BLACKROCK MID CAP VALUE OPPORTUNITIES SERIES, INC., on behalf of the following series: *BlackRock Mid Cap Value Opportunities Fund	BNY Mellon

BLACKROCK MUNICIPAL BOND FUND, INC., on behalf of each of the following series: *BlackRock High Yield Municipal Fund *BlackRock National Municipal Fund *BlackRock Short-Term Municipal Fund	All BNY Mellon

BLACKROCK PACIFIC FUND, INC.	Brown Brothers

BLACKROCK SERIES FUND, INC., on behalf of each of the following series: *BlackRock Balanced Capital Portfolio *BlackRock Capital Appreciation Portfolio	All BNY Mellon, except as otherwise indicated.
*BlackRock Global Allocation Portfolio *BlackRock High Yield Portfolio *BlackRock Large Cap Core Portfolio *BlackRock Total Return Portfolio *BlackRock U.S. Government Bond Portfolio	Brown Brothers

Sch. 5.20 - 1

NAME OF BORROWER	NAME OF CUSTODIAN*

BLACKROCK VARIABLE SERIES FUNDS, INC., on behalf of each of the following series:

*BlackRock Balanced Capital V.I. Fund

*BlackRock Basic Value V.I. Fund

*BlackRock Capital Appreciation V.I. Fund

*BlackRock Equity Dividend V.I. Fund

*BlackRock Global Allocation V.I. Fund

*BlackRock Global Opportunities V.I. Fund

*BlackRock High Yield V.I. Fund

All BNY Mellon, except as otherwise indicated. Brown Brothers
*BlackRock International V.I. Fund *BlackRock Large Cap Core V.I. Fund	Brown Brothers

*BlackRock Large Cap Growth V.I. Fund

*BlackRock Large Cap Value V.I. Fund

*BlackRock S&P 500 Index V.I. Fund

*BlackRock Total Return V.I. Fund

*BlackRock U.S. Government Bond V.I. Fund

*BlackRock Value Opportunities V.I. Fund

Brown Brothers

BLACKROCK WORLD INCOME FUND, INC.	State Street

FDP SERIES, INC., on behalf of each of the following series: *Franklin Templeton Total Return FDP Fund *INVESCO Value FDP Fund *Marsico Growth FDP Fund *MFS Research International FDP Fund	All Brown Brothers

Massachusetts Business Trusts:

BLACKROCK CALIFORNIA MUNICIPAL SERIES TRUST, on behalf of the following series: *BlackRock California Municipal Bond Fund	BNY Mellon

BLACKROCK EQUITY DIVIDEND FUND	State Street

BLACKROCK EUROFUND	Brown Brothers

BLACKROCK FUNDS, on behalf of the following series: *BlackRock All-Cap Energy & Resources Portfolio *BlackRock China Fund *BlackRock Commodity Strategies Fund	All BNY Mellon, except as otherwise indicated.
*BlackRock Emerging Markets Long/Short Equity Fund *BlackRock Energy & Resources Portfolio	State Street

Sch. 5.20 - 2

NAME OF BORROWER	NAME OF CUSTODIAN*

*BlackRock Exchange Portfolio *BlackRock Flexible Equity Fund *BlackRock Global Long/Short Credit Fund *BlackRock Global Opportunities Portfolio *BlackRock Health Sciences Opportunities Portfolio

*BlackRock India Fund

*BlackRock International Opportunities Portfolio

*BlackRock Managed Volatility Portfolio

*BlackRock Mid-Cap Growth Equity Portfolio

*BlackRock Real Estate Securities Fund

*BlackRock Science & Technology Opportunities Portfolio

*BlackRock Small Cap Growth Equity Portfolio

*BlackRock U.S. Opportunities Portfolio

*BlackRock World Gold Fund

State Street

BLACKROCK FUNDS II, on behalf of each of the following series: *BlackRock Aggressive Growth Prepared Portfolio *BlackRock Conservative Prepared Portfolio *BlackRock Core Bond Portfolio	All BNY Mellon, except as otherwise indicated.

*BlackRock Emerging Market Local Debt Portfolio

*BlackRock Global Dividend Income Portfolio

*BlackRock GNMA Portfolio

*BlackRock Growth Prepared Portfolio

*BlackRock High Yield Bond Portfolio

*BlackRock Inflation Protected Bond Portfolio

*BlackRock International Bond Portfolio

*BlackRock Long Duration Bond Portfolio

*BlackRock Low Duration Bond Portfolio

*BlackRock Moderate Prepared Portfolio

*BlackRock Multi-Asset Income Portfolio

*BlackRock Prepared Portfolio 2015

*BlackRock Prepared Portfolio 2020

*BlackRock Prepared Portfolio 2025

*BlackRock Prepared Portfolio 2030

*BlackRock Prepared Portfolio 2035

*BlackRock Prepared Portfolio 2040

*BlackRock Prepared Portfolio 2045

*BlackRock Prepared Portfolio 2050

*BlackRock Secured Credit Portfolio

*BlackRock Strategic Income Opportunities Portfolio

*BlackRock U.S. Government Bond Portfolio

Brown Brothers

Sch. 5.20 - 3

NAME OF BORROWER	NAME OF CUSTODIAN*

BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST, on behalf of each of the following series:

*BlackRock New Jersey Municipal Bond Fund

*BlackRock New York Municipal Bond Fund

*BlackRock Pennsylvania Municipal Bond Fund

All State Street

BLACKROCK MUNICIPAL SERIES TRUST, on behalf of the following series: *BlackRock Intermediate Municipal Fund	State Street

BLACKROCK NATURAL RESOURCES TRUST	BNY Mellon

Delaware Statutory Trusts:

BLACKROCK BOND ALLOCATION TARGET SHARES, on behalf of each of the following series:

*Bond Allocation Target Shares Series C

*Bond Allocation Target Shares Series M

*Bond Allocation Target Shares Series S

All BNY Mellon

BLACKROCK LONG-HORIZON EQUITY FUND	Brown Brothers

MANAGED ACCOUNT SERIES, on behalf of: *Global SmallCap Portfolio *Mid Cap Value Opportunities Portfolio *BlackRock US Mortgage Portfolio	Brown Brothers Brown Brothers State Street

MASTER INVESTMENT PORTFOLIO, on behalf of:

*Active Stock Master Portfolio

*ACWI ex-US Index Master Portfolio

*Bond Index Master Portfolio

*CoreAlpha Bond Master Portfolio

*LifePath Index 2020 Master Portfolio

*LifePath Index 2025 Master Portfolio

*LifePath Index 2030 Master Portfolio

*LifePath Index 2035 Master Portfolio

*LifePath Index 2040 Master Portfolio

*LifePath Index 2045 Master Portfolio

*LifePath Index 2050 Master Portfolio

*LifePath Index 2055 Master Portfolio

*LifePath Index Retirement Master Portfolio

*LifePath 2020 Master Portfolio

*LifePath 2025 Master Portfolio

All State Street

Sch. 5.20 - 4

NAME OF BORROWER	NAME OF CUSTODIAN*

*LifePath 2030 Master Portfolio

*LifePath 2035 Master Portfolio

*LifePath 2040 Master Portfolio

*LifePath 2045 Master Portfolio

*LifePath 2050 Master Portfolio

*LifePath 2055 Master Portfolio

*LifePath Retirement Master Portfolio

*Russell 1000 Index Master Portfolio

*S&P 500 Stock Master Portfolio

Delaware LLCs:

BLACKROCK MASTER LLC, on behalf of each of the following series: *BlackRock Master International Portfolio *BlackRock Master Small Cap Growth Portfolio	All Brown Brothers

MASTER BASIC VALUE LLC	BNY Mellon

MASTER BOND LLC, on behalf of the following series: *Master Total Return Bond Portfolio	State Street

MASTER FOCUS GROWTH LLC	BNY Mellon

MASTER LARGE CAP SERIES LLC, on behalf of each of the following series: *Master Large Cap Core Portfolio *Master Large Cap Growth Portfolio *Master Large Cap Value Portfolio	All Brown Brothers

MASTER VALUE OPPORTUNITIES LLC	BNY Mellon

QUANTITATIVE MASTER SERIES LLC, on behalf of each of the following series:

*Master Extended Market Index Series

*Master International Index Series

*Master S&P 500 Index Series

*Master SmallCap Index Series

All JPMorgan Chase, except as otherwise indicated State Street State Street

*
1.	“BNY Mellon” = The Bank of New York Mellon
2.	“Brown Brothers” = Brown Brothers Harriman & Co.
3.	“JPMorgan Chase” = JPMorgan Chase Bank, N.A.
4.	“State Street” = State Street Bank and Trust Company

Sch. 5.20 - 5

Schedule 8.7

ADDITIONAL BORROWERS

BLACKROCK FUNDSSM, on behalf of each of the following series:

*BlackRock Short Obligations Fund *BlackRock Short Term Treasury Fund *BlackRock Ultra Short Obligations Fund

Sch. 8.7 - 1